                                                                   EXHIBIT 10.32



                           INDEMNIFICATION AGREEMENT
                           -------------------------


          AGREEMENT made as of this _____day of ___, 1996, between Specialty Catalog Corp., a Delaware corporation (the "Company"), and __________________ (the "Indemnitee").

          WHEREAS, it is essential to the Company and its stockholders to attract and retain qualified and capable directors and officers;

          WHEREAS, the Certificate of Incorporation of the Company (the "Certificate of Incorporation") and the By-laws of the Company (the "By-laws") allow the Company to indemnify and advance expenses to its directors and officers;

          WHEREAS, in recognition of Indemnitee's need for protection against personal liability in order to induce Indemnitee to serve the Company in an effective manner, and to supplement or replace the Company's directors' and officers' liability insurance coverage, and, in part, to provide Indemnitee with specific contractual assurance that the protection provided by the Certificate of Incorporation and the By-laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of the Certificate of Incorporation and the By-laws), the Company wishes to provide the Indemnitee with the benefits contemplated by this Agreement; and

          WHEREAS, as a result of the provision of such benefits Indemnitee has agreed to continue to serve the Company as a director and/or officer;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Definitions.  The following terms, as used herein, shall have the
              -----------
following respective meanings:

          a.  AFFILIATE:  of a specified Person is a Person who directly, or
              ---------
indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. The term ASSOCIATE used to
                                                              ---------
indicate a relationship with any Person shall mean (i) any corporation or organization (other than the Company or a Subsidiary) of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten
(10) percent or more of any class of Equity Securities; (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity (other than an Employee Plan Trustee), (iii) any Relative of such Person, or (iv) any officer or director of any corporation controlling or controlled by such Person.

          b.  BENEFICIAL OWNERSHIP:  shall be determined, and a Person shall be
              --------------------
the BENEFICIAL OWNER of all securities which such Person is deemed to own
    ----------------
beneficially, pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (or any successor rule or statutory provision), or, if such Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to such Rule 13d-3 as in effect on the date hereof; provided, however, that a Person shall, in any
                                 --------  -------
event, also be deemed to be the Beneficial Owner of any Voting Shares: (A) of which such Person or any of its Affiliates or Associates is, directly or indirectly, the Beneficial Owner; or (B) of which such Person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, and (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the Beneficial Owner of any Voting Shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such Person nor any such Affiliate or Associate is otherwise deemed the Beneficial Owner), or (C) of which another Person is, directly or indirectly, the Beneficial Owner if such first mentioned Person or any of its Affiliates or Associates acts with such other Person as a partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Company; and provided further, however, that (i)
                                            -------- -------  -------
no director or officer of the Company, nor any Associate or Affiliate of any such director or officer, shall, solely by reason of any or all of such directors and officers acting in their capacities as such, be deemed for any purpose hereof, to be the Beneficial Owner of any Voting Shares of which any other such director or officer (or any Associate or Affiliate thereof) is the Beneficial Owner and (ii) no trustee of an employee stock ownership or similar plan of the Company or any Subsidiary ("Employee Plan Trustee") or any Associate or Affiliate of any such Trustee, shall, solely by reason of being an Employee Plan Trustee or Associate or Affiliate of an Employee Plan Trustee, be deemed for any purposes hereof to be the Beneficial Owner of any Voting Shares held by or under any such plan.

          (c) A CHANGE IN CONTROL:  shall be deemed to have occurred if (A) any
                -----------------
Person (other than (a) the Company or any subsidiary, (b) any pension, profit sharing, employee stock ownership or other employee benefit plan of the Company or any subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity, (c) Dickstein & Co., L.P. and including any subsidiary or affiliate or (d) Viking Holdings Limited) is or becomes, after the date of this Agreement, the Beneficial Owners of 30% or more of the total voting power of the Voting Shares, (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election or appointment by the Board of Directors or nomination or recommendation for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (C) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Shares of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Shares of the surviving entity) at least 60% of the total voting power represented by the Voting Shares of the Company or such surviving entity outstanding, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, provided however, that a change in controll shall not be deemed to occur if Viking Holdings Limited, Dickstein & Co., L.P., Dickstein International, or Dickstein Focus Fund and their respective affiliates, either individually or collectively, is the entity that, either directly or indirectly, by virtue of its stockownership or otherwise, triggers the change in control as set forth in (A), (B) and (C) above.

          (d) CLAIM:  means any threatened, pending or completed action, suit,
              -----
arbitration or proceeding, or any inquiry or investigation, whether brought by or in the right of the Company or otherwise, that Indemnitee in good faith reasonably believes might lead to the institution of any such action, suit, arbitration or proceeding, whether civil, criminal, administrative, investigative or other, or any appeal therefrom.

          (e) EQUITY SECURITY:  shall have the meaning given to such term under
              ---------------
Rule 3a11-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date hereof.

          (f) D&O INSURANCE:  means any valid directors' and officers' liability
              -------------
insurance policy maintained by the Company for the benefit of the Indemnitee, if any.

          (g) DETERMINATION:  means a determination, and DETERMINED means a
              -------------                              ----------
matter which has been determined based on the facts known at the time, by: (i) a majority vote of a quorum of disinterested directors, or (ii) if such a quorum is not obtainable, or even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or, in the event there has been a Change in Control, by the Special Independent Counsel (in a written opinion) selected by Indemnitee as set forth in Section 6, or (iii) a majority of the disinterested stockholders of the Company, or (iv) a final adjudication by a court of competent jurisdiction.

          (h) EXCLUDED CLAIM:  means any payment for Losses or Expenses in
              --------------
connection with any Claim: (i) based or attributable to Indemnitee gaining in fact any personal profit or advantage to which Indemnitee is not entitled; or
(ii) for the return by Indemnitee of any remuneration paid to Indemnitee without the previous approval of the Board or stockholders of the Company which, but for such approval, would be illegal; or (iii) for an accounting of profits in fact made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law; or (iv) resulting from Indemnitee's knowingly fraudulent, dishonest or willful misconduct; or (v) the payment of which by the Company is not permitted by applicable law.

          (i) EXPENSES:  means any reasonable expenses incurred by Indemnitee as
              --------
a result of a Claim or Claims made against Indemnitee for an Indemnifiable Event including, without limitation, reasonable attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

          (j) FINES:  means any fine, penalty or, with respect to an employee
              -----
benefit plan, any excise tax or penalty assessed with respect thereto.

          (k) INDEMNIFIABLE EVENT:  means any event or occurrence, occurring
              -------------------
prior to or after the date of this Agreement, related to the fact that Indemnitee is, was or has agreed to serve as, a director, officer, employee, trustee, agent or adminitrator or fiduciary of any pension or benefit plan, including but not limited to a 401(k) trustee, of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, and by reason of anything done or not done by Indemnitee in any such capacity, including, but not limited to, any breach of duty, neglect, error, misstatement, misleading statement, omission, or other act done or wrongfully attempted by Indemnitee, or any of the foregoing alleged by any claimant.

          (l) LOSSES:  means any amounts or sums which Indemnitee is legally
              ------
obligated to pay as a result of a Claim or Claims made against Indemnitee for Indemnifiable Events including, without limitation, damages, judgments and sums or amounts paid in settlement of a Claim or Claims, and Fines.

          (m) PERSON:  means any individual, partnership, corporation, business
              ------
trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

          (n) POTENTIAL CHANGE IN CONTROL:  shall be deemed to have occurred if
              ---------------------------
(A) the Company, enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; or (B) the Board of Directors adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

          (o) RELATIVE:  means a Person's spouse, parents, children, siblings,
              --------
mother-and father-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law.

          (p) REVIEWING PARTY:  means any appropriate person or body consisting
              ---------------
of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including the Special Independent Counsel referred to in Section 6) who is not a party to the particular Claim for which Indemnitee is seeking indemnification.


          (q) SUBSIDIARY:  means any corporation of which a majority of any
              ----------
class of Equity Security is owned, directly or indirectly, by the Company.

          (r) TRUST:  means the trust established pursuant to Section 7 hereof.
              -----

          (s) VOTING SHARES:  means any issued and outstanding shares of capital
              -------------
stock of the Company entitled to vote generally in the election of directors.

          2.  Basic Indemnification Agreement.  In consideration of, and as an
              -------------------------------
inducement to, the Indemnitee rendering valuable services to the Company, the Company agrees that in the event Indemnitee is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company will indemnify Indemnitee to the fullest extent authorized by law, against any and all Losses and Expenses (including all interest, assessments and other charges paid or payable in connection with or in respect of such Losses and Expenses) of such Claim, whether or not such Claim proceeds to judgment or is settled or otherwise is brought to a final disposition, subject in each case, to the further provisions of this Agreement.

          3.  Limitations on Indemnification.  Notwithstanding the provisions of
              ------------------------------
Section 2, Indemnitee shall not be indemnified and held harmless from any Losses or Expenses (a) which have been Determined, as provided herein, to constitute an Excluded Claim; (b) indemnifiable hereunder if and to the extent that Indemnitee has actually received payment in connection with such Losses and Expenses pursuant to the Certificate of Incorporation, By-laws, D&O Insurance or otherwise; or (c) other than pursuant to the last sentence of Section 4(d) or
Section 14, in connection with any claim or proceeding initiated by Indemnitee against the Company or any director or officer of the Company, unless the Company has joined in or the Board of Directors has authorized such claim or proceeding.

          4.  Indemnification Procedures.
              --------------------------

          (a) Promptly after receipt by Indemnitee of notice of any Claim, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement thereof; provided, however, that the failure to give such notice promptly shall not
--------  -------
affect or limit the Company's obligations with respect to the matters described in the notice of such Claim, except to the extent that the Company is prejudiced thereby. Indemnitee agrees, further, not to make any admission or effect any settlement with respect to such Claim without the consent of the Company, except any Claim with respect to which the Indemnitee has undertaken the defense in accordance with the third sentence of Section 4(d).

          (b) If, at the time of the receipt of such notice, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of any Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Losses and Expenses payable as a result of such Claim.

          (c) The Company shall be obligated to pay the Expenses of any Claim in advance of the final disposition thereof and the Company, if appropriate, shall be entitled to assume the defense of such Claim, with counsel reasonably satisfactory to Indemnitee, upon the delivery to Indemnitee of reasonable written notice of its election to do so. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable Expenses of investigation; provided that
                                                         -------- ----
Indemnitee shall have the right to employ its counsel in such Claim but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at the Indemnitee's expense; provided
                                                                        --------
further that if:  (i) the employment of counsel by Indemnitee has been
-------
previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there will be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such action, the reasonable fees and expenses of counsel shall be at the expense of the Company.

          (d) All payments on account of the Company's indemnification obligations under this Agreement shall be made within sixty (60) days of Indemnitee's written request therefor unless a Determination is made that the Claims giving rise to Indemnitee's request are Excluded Claims or otherwise not payable under this Agreement, provided that all payments on
           -------- ----
account of the Company's obligation to pay Expenses under Section 4(c) of this Agreement prior to the final disposition of any Claim shall be made within 30 days of Indemnitee's written request therefor and such obligation shall not be subject to any such Determination but shall be subject to Section 4(e) of this Agreement. Notwithstanding the foregoing, such sixty (60) day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the Person or Persons making the Determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto. In the event the Company takes the position that Indemnitee is not entitled to indemnification in connection with the proposed settlement of any Claim, Indemnitee shall have the right at his own expense to undertake defense of any such Claim, insofar as such proceeding involves a Claim against the Indemnitee, by written notice given to the Company within 10 days after the Company has notified Indemnitee in writing of its contention that Indemnitee is not entitled to indemnification; provided, however, that the failure to give such
                    --------  -------
notice within such 10-day period shall not affect or limit the Company's obligations with respect to any such Claim if such Claim is subsequently determined not to be an Excluded Claim or otherwise to be payable under this Agreement, except to the extent that the Company is prejudiced thereby. If it is subsequently determined in connection with such proceeding that the Indemnifiable Events are not Excluded Claims and that Indemnitee, therefore, is entitled to be indemnified under the provisions of Section 2 hereof, the Company shall promptly indemnify Indemnitee and pay to Indemnitee on account the amount of Expenses or Losses set forth in Indemnitee's written request.

          (e) Indemnitee hereby expressly undertakes and agrees to reimburse the Company for all Losses and Expenses paid by the Company in connection with any Claim against Indemnitee in the event and only to the extent that a Determination shall have been made by a court of competent jurisdiction in a decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Company for such Losses and Expenses because the Claim is an Excluded Claim or because Indemnitee is otherwise not entitled to payment under this Agreement.

          (f) In connection with any Determination as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

          (g) Indemnitee hereby expressly undertakes and agrees to (i) notify (and deliver to, as applicable) the Company in writing of any and all information or documents relating to any Claim or matter which may entitle Indemnitee to indemnification for Losses or Expenses under this Agreement; and
(ii) to notify the Company in writing of any and all developments relating to any Claim to which the Company has notified Indemnitee in writing pursuant to the terms of Section 4(d) herein of its contention that Indemnitee is not entitled to indemnification under this Agreement.

          5.  Settlement.  The Company shall have no obligation to indemnify
              ----------
Indemnitee under this Agreement for any amounts paid by Indemnitee in settlement of any Claim effected without the Company's prior written consent. The Company shall not settle any Claim in which it takes the position that Indemnitee is not entitled to indemnification in connection with such settlement without the prior written consent of Indemnitee, nor shall the Company settle any Claim in any manner which would impose any Fine or any obligation on Indemnitee, without Indemnitee's written consent. Neither the Company nor Indemnitee shall unreasonably withhold its or his consent to any proposed settlement.

          6.  Change in Control; Extraordinary Transactions.  The Company and
              ---------------------------------------------
Indemnitee agree that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then all Determinations thereafter with respect to the rights of Indemnitee to be paid Losses and Expenses under this Agreement shall be made only by a special independent counsel (the "Special Independent Counsel") selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld) or by a court of competent jurisdiction. The Company shall pay the reasonable fees of such Special Independent Counsel and shall indemnify such Special Independent Counsel against any and all reasonable expenses (including reasonable attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          The Company covenants and agrees that, in the event of a Change in Control of the type described in clause (C) of Section 1(c), the Company will use its best efforts (a) to have the obligations of the Company under this Agreement including, but not limited to, those under Section 7, expressly assumed by the surviving, purchasing or succeeding entity, or (b) otherwise adequately to provide for the satisfaction of the Company's obligations under this Agreement, in a manner reasonably acceptable to the Indemnitee.

          7.  Establishment of Trust.  In the event of a Potential Change in
              ----------------------
Control, the Company shall, upon written request by Indemnitee, create a trust (the "Trust") for the benefit of Indemnitee and from time to time upon written request of Indemnitee shall fund the Trust in an amount sufficient to satisfy any and all Losses and Expenses which are actually paid or which Indemnitee reasonably determines from time to time may be payable by the Company under this Agreement. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Special Independent Counsel, in any case in which the Special Independent Counsel is involved. The terms of the Trust shall provide that upon a Change in Control: (i) the Trust shall not be revoked or the principal thereof invaded without the written consent of Indemnitee; (ii) the trustee of the Trust shall advance, within 20 days of a request by Indemnitee, any and all Expenses to Indemnitee (and Indemnitee hereby agrees to reimburse the Trust under the circumstances under which Indemnitee would be required to reimburse the Company under Section 4(e) of this Agreement); (iii) the Company shall continue to fund the Trust from time to time in accordance with the funding obligations set forth herein; (iv) the trustee of the Trust shall promptly pay to Indemnitee all Losses and Expenses for which Indemnitee shall be entitled to indemnification pursuant to this Agreement; and (v) all unexpended funds in the Trust shall revert to the Company upon a final determination by a court of competent jurisdiction in a final decision from which there is no further right of appeal that Indemnitee has been fully indemnified under the terms of this Agreement. The trustee of the Trust shall be chosen by Indemnitee and shall be approved by the Company, which approval shall not be unreasonably withheld.

          8.  No Presumption.  For purposes of this Agreement, the termination
              --------------
of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent,
                                           ---- ----------
shall not, of itself, create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

          9.  Non-exclusivity, Etc.  The rights of Indemnitee hereunder shall be
              ---------------------
in addition to any other rights Indemnitee may have under the Certificate of Incorporation, the By-laws, the Delaware General Corporation Law, any vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee's official capacity and as to action in any other capacity by holding such office, and shall continue after Indemnitee ceases to serve the Company as a director or an officer for so long as Indemnitee shall be subject to any Claim by reason of (or arising in part out of) an Indemnifiable Event. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Certificate of Incorporation, the By-laws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. Nothing contained herein shall, or be construed to, limit or diminish the indemnification of Indemnitee, as provided by the laws of the State of Delaware, the Company's Certificate of Incorporation and/or By-laws, to the maximum extent provided therein.

          10.  Liability Insurance.  To the extent the Company currently or in
               -------------------
the future maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be and continue to be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director of the Company.

          11.  Subrogation.  In the event of payment under this Agreement, the
               -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          12.  Partial Indemnity, Etc.  If Indemnitee is entitled under any
               -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of the Losses and Expenses of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to any Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

          13.  Liability of Company.  Indemnitee agrees that neither the
               --------------------
stockholders nor the directors nor any officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under this Agreement and Indemnitee shall look solely to the assets of the Company for satisfaction of any claims hereunder.

          14.  Enforcement.
               -----------

          (a) Indemnitee's right to indemnification and other rights under this Agreement shall be specifically enforceable by Indemnitee only in the state or Federal courts of the States of Delaware and Massachusetts and shall be enforceable notwithstanding any adverse Determination by the Company's Board of Directors, independent legal counsel, the Special Independent Counsel or the Company's stockholders and no such Determination shall create a presumption that Indemnitee is not entitled to be indemnified hereunder. In any such action the Company shall have the burden of proving that indemnification is not required under this Agreement.

          (b) In the event that any action is instituted by Indemnitee under this Agreement, or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and reasonable expenses, including reasonable counsel fees, incurred by Indemnitee with respect to such action, unless the court determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous.

          15.  Severability.  In the event that any provision of this Agreement
               ------------
is determined by a court to require the Company to do or to fail to do an act which is in violation of applicable law, such provision (including any provision within a single section, paragraph or sentence) shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms to the fullest extent permitted by law.

          16.  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State.

          17.  Consent to Jurisdiction.  The Company and Indemnitee each hereby
               -----------------------
irrevocably consents to the jurisdiction of the courts of the States of Delaware and Massachusetts for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agrees that any action instituted under this Agreement shall be brought only in the state and Federal courts of the States of Delaware and Massachusetts.

          18.  Notices.  All notices or other communications required or
               -------
permitted hereunder shall be sufficiently given for all purposes if in writing and personally delivered or sent by registered or certified mail, return receipt requested, with postage prepaid addressed as follows, or to such other address as the parties shall have given notice of pursuant hereto:

                                 (a)  If to the Company, to:
                                 Specialty Catalog Corp.
                                 21 Bristol Drive
                                 South Easton, Massachusetts 02375

                                 With a copy to:

                                 Kane Kessler, P.C.,
                                 1350 Avenue of the Americas
                                 New York, New York 10019
                                 Attn: Robert L. Lawrence, Esq.

                                 (b)  If to Indemnitee, to:


                                 ____________________________________

                                 ____________________________________

                                 ____________________________________

                                 ____________________________________

          19.  Counterparts.  This Agreement may be signed in counterparts, each
               ------------
of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

          20.  Successors and Assigns.  This Agreement shall be (i) binding upon
               ----------------------
all successors and assigns of the Company, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, and (ii) binding upon and inure to the benefit of the Indemnitee and any successors and assigns, heirs, and personal or legal representatives of Indemnitee.

          21.  Amendment; Waiver.  No amendment, modification, termination or
               -----------------
cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the day and year first above written.

                                 ______________________________
                                 Name:

                                 SPECIALTY CATALOG CORP.


                                 By:___________________________
                                   Name:
                                   Title:

ATTEST:


By:___________________________
  Name:
  Title: